Commitments and Contingencies	12 Months Ended
Jul. 31, 2020
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies

28. Commitments and Contingencies

COMMITMENTS

The Company has certain contractual financial obligations related to service agreements, purchase agreements, rental agreements and construction contracts.

Some of these contracts have optional renewal terms that the Company may exercise at its option. The annual minimum payments payable under these obligations over the next five fiscal years and thereafter are as follows:

July 31, 2021	$14,741
July 31, 2022	3,666
July 31, 2023	3,444
July 31, 2024	3,444
July 31, 2025	2,450
Thereafter	19,274
$47,019

See Note 18 for recognized contractual commitments regarding the Company's lease obligations under IFRS 16.

Letters of Credit

On August 1, 2019, the Company reissued a preexisting letter of credit with a Canadian financial institution under an agreement with a public utility provider entitling the utility provider to a maximum of $2,581, subject to certain operational requirements. The letter of credit has a one-year expiry from the date of issuance with an autorenewal feature. The Company ended the letter of credit and therefore was not in effect as at July 31, 2020. The letter of credit was not drawn upon. The letter of credit was secured by a combination of the Company's Term Loan (Note 19) and cash held in collateral.

On August 21, 2019, the Company entered into a five-year letter of credit with a Canadian financial institution to provide a maximum of $250 that amortizes $50 annually until its expiry on July 14, 2024. The letter of credit has not been drawn upon as at July 31, 2020. As at July 31, 2020, the letter of credit is secured by a combination of the Company's credit facility (Note 19).

On November 26, 2019, the Company entered into a six-month standby letter of credit with a Canadian financial institution to provide up to a maximum limit of $6,391, reduced by $1,000 on a monthly basis and fully amortized on May 30, 2020. The letter of credit was not been drawn upon and was secured by a combination of the Company's Term Loan (Note 15) and cash held in collateral.

Surety Bond

The Company’s commercial surety bond, which was obtained July 3, 2019, with a North American insurance provider entitling the Company up to a maximum of $4,500 expired July 3, 2020. The bond bore a premium at 0.3% annually. The Company had obtained the surety bond as required under the Canada Revenue Agency's ("CRA") excise tax laws for the transporting of commercial goods throughout Canada. On April 4, 2020 the surety bond expired. The Company renegotiated the surety amount with the CRA on July 14, 2020 and as at July 31, 2020 the Company had until August 31, 2020 to provide a deposit in the amount of $1,657. Payment was made subsequent to the period on August 19, 2020.

CONTINGENCIES

The Company may be, from time to time, subject to various administrative and other legal proceedings arising in the ordinary course of business.  Contingent liabilities associated with legal proceedings are recorded when a liability is probable, and the contingent liability can be reasonably estimated.

As of July 31, 2020, the Company is named as a defendant in securities class actions that have been filed in superior courts of the provinces of Quebec and Ontario and in the Supreme Court of the State of New York and the U.S. District Court for the Southern District of New York.  One or more of the Company's current and/or former officers and directors, and/or certain underwriters of past public offerings by the Company, are also named as defendants in certain of the actions. The lawsuits assert causes of action under Canadian and U.S. securities legislation and at common law, in connection with statements made by the defendants that are alleged to have been materially false and/or misleading statements and their alleged failure to disclose material adverse facts. The alleged misrepresentations relate to, among other things, the Company's forward-looking information, including but not limited to the Company's forecast revenues for Q4 2019 and fiscal 2020, its inventory, "channel stuffing" and the Company's supply agreement with the Province of Quebec. As at the date hereof, the amounts claimed for damages in each of these actions have not been quantified. These actions are in a preliminary stage and have not yet been certified as class actions.

While the Company cannot predict the outcome of the actions discussed above, it intends to assert all available defences and vigorously defend these proceedings. Defending litigation, whether or not meritorious, is time-consuming for our management and detracts from our ability to fully focus our internal resources on our business activities. In addition, legal fees and costs incurred in connection with such activities may be significant and we could, in the future, be subject to judgments or enter into settlements of claims for significant monetary damages. Further, the Company's underwriting agreement with the underwriters contains contractual indemnification provisions that may require the Company to indemnify the underwriters with respect to the claims against them and their legal costs of defending the actions. A decision adverse to our interests could result in the payment of substantial damages and could have a material adverse effect on our cash flow, results of operations and financial position, and the limits of available insurance may be insufficient to cover our eventual liability.

On January 24, 2020, the Company was served with a statement of claim commenced by a vendor in respect of a supply agreement that was purportedly entered into between UP Cannabis and the vendor prior to the Company's acquisition of Newstrike on May 24, 2019. The statement of claim filed against the Company is seeking payment of invoices alleged to be owing. In response, the Company filed a statement of defence and counterclaim on February 26, 2020. The supply agreement purports to contemplate that the Company would purchase certain cannabis products until February 2020. The Company intends to vigorously defend itself against such claim and intends to actively advance its counterclaim which alleges, among other things, that the supply agreement is void as it was entered into in bad faith.

On June 18, 2020, the Company was named as a defendant in a proposed consumer protection class action filed in the Court of Queens' Bench in Alberta on behalf of residents of Canada who purchased cannabis products over specified periods of time. Several other licensed producers are also named as co-defendants in the action. The lawsuit asserts causes of action, including for breach of contract and breach of consumer protection legislation, arising out of allegations that the Tetrahydrocannabinol (THC) or Cannabidiol (CBD) content of medicinal and recreational cannabis products sold by the Company and the other defendants to consumers was different from what was advertised on the products' labels. Many of the cannabis products sold by the Company and other defendants were allegedly sold to consumers in containers using plastic bottles or caps that may have rapidly absorbed or degraded the THC or CBD content within them. By allegedly over-representing the true amount of THC or CBD in the products, the plaintiff claims that consumers would be required to consume substantially more product than they otherwise would have in order to obtain the desired effects or, in the alternative, would have consumed the product without obtaining the desired effects. The action has not yet been certified as a class action.

ONEROUS CONTRACT

During the year ended July 31, 2020, the Company recognized a $4,763 onerous contract provision related to a fixed price supply agreement for the supply of certain cannabis products. The supply agreement is currently the subject of legal proceedings as disclosed above. The costs and purchase obligations under the contract exceed the economic benefits expected to be received. The related loss has been included in Other gains and losses.